CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 19 to Registration Statement No. 333-114560 on Form N-4 of our report dated February 28, 2020, relating to the financial statements of Allstate Life Insurance Company and subsidiaries, appearing in the Annual Report on Form 10-K of Allstate Life Insurance Company for the year ended December 31, 2019. We also consent to the reference to us under the heading “Experts” in such Prospectus and Statement of Additional Information.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 2, 2020